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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2005


                               AMERICAN IDC CORP.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Florida                  000-31541                     65-0941058
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(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)


              11301 Olympic Blvd., Suite 680, Los Angeles, CA 90064
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 310-445-2599
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         On March 21, 2005 and March 23, 2005, American IDC Corp., a Florida corporation (the "Corporation") sold 96,564,523 additional shares of its $.001 par value common stock with a Rule 144 legend. The securities were sold for cash, in exchange for services rendered, to obtain the exclusive license for SMART SMS Technology and to convert debt into equity. Following the transactions described below, the Corporation has 177,164,128 shares of common stock issued and outstanding. The Corporation's authorized capital consists of 250,000,000 shares of $.001 par value common stock and 1,000,000 share of $5.00 par value preferred stock. No shares of preferred stock are issued and outstanding.

         In March 2005, the Corporation sold 5,589,523 shares of its $.001 par value common stock to 7 persons who had a pre-existing relationship with the Corporation and its management for gross offering proceeds of $90,300. The shares were issued with a Rule 144 based upon the exemption from registration found in Section 4(2) of the Securities Act. Each purchaser executed a written subscription agreement, had an opportunity to ask questions and receive answers from management and was informed about the limitations on resale under Rule 144. There was no general solicitation or general advertising. No underwriter was used and no commissions or finder's fees were paid.

         In March 2005, the Corporation sold 4,700,000 shares of its $.001 par value common stock to 5 persons in exchange for services valued at $80,975. The shares were issued with a Rule 144 based upon the exemption from registration found in Section 4(2) of the Securities Act and/or Rule 701 of the Securities Act Rules. There was no general solicitation or general advertising. No underwriter was used and no commissions or finder's fees were paid.

         In March 2005, the Corporation sold 40,000,000 to Smart Entertainment, Inc., a Nevada corporation, to obtain the exclusive license for the SMART SMS Technology. The shares were issued with a Rule 144 based upon the exemption from registration found in Section 4(2) of the Securities Act. There was no general solicitation or general advertising. No underwriter was used and no commissions or finder's fees were paid.

         In March 2005, the Corporation sold 46,275,000 shares to its CEO in exchange for debt forgiveness of $462,750. The shares were issued with a Rule 144 based upon the exemption from registration found in Section 4(2) of the Securities Act and/or Rule 701 of the Securities Act Rules. There was no general solicitation or general advertising. No underwriter was used and no commissions or finder's fees were paid.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             American IDC Corp.

Date: March 24, 2005                                         /s/ Gordon F. Lee
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                                                             Gordon F. Lee, CEO